UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2016

Date of Report

(Date of earliest event reported)

INCEPTION MINING INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-55219	35-2302128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5330 South 900 East, Suite 280, Murray, Utah 84107

(Address of Principal Executive Offices)

801-312-8113

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On August 9, 2016, Inception Mining Inc. (the “Company”) announced its production for the first two fiscal quarters via a press release, a copy of which is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Exhibits

99.1	Press Release dated August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INCEPTION MINING INC.

Date:	August 9, 2016	By:	/s/ Michael Ahlin
		Name:	Michael Ahlin
		Title:	Chief Executive Officer